    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 1997
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      INTEGRATED MEASUREMENT SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

             OREGON                             3825                           93-0840631
(State or other jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 incorporation or organization)     Classification Code Number)          Identification Number)

                9525 S.W. GEMINI DRIVE, BEAVERTON, OREGON 97008
                                 (503) 626-7117
               (Address, including zip code and telephone number,
       including area code, of registrant's principal executive offices)

                                KEITH L. BARNES
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      INTEGRATED MEASUREMENT SYSTEMS, INC.
                9525 S.W. GEMINI DRIVE, BEAVERTON, OREGON 97008
                                 (503) 626-7117
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                WITH COPIES TO:

            WILLIAM C. CAMPBELL, Esq.                            MARK A. BERTELSEN, Esq.
              STEPHEN M. GOING, Esq.                              RICHARD J. HART, Esq.
     Ater Wynne Hewitt Dodson & Skerritt, LLP                        BETSEY SUE, Esq.
          222 S.W. Columbia, Suite 1800                      Wilson Sonsini Goodrich & Rosati
              Portland, Oregon 97201                             Professional Corporation
                  (503) 226-1191                                    650 Page Mill Road
                                                               Palo Alto, California 94304
                                                                      (415) 493-9300

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
                           --------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / X / 333-20495

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering. /   / ________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                 PROPOSED MAXIMUM
                                                             PROPOSED MAXIMUM       AGGREGATE
        TITLE OF EACH CLASS OF              AMOUNT TO         OFFERING PRICE      OFFERING PRICE          AMOUNT OF
     SECURITIES TO BE REGISTERED        BE REGISTERED (1)     PER SHARE (3)           (1)(3)         REGISTRATION FEE (2)
Common Stock, $.01 par value..........   172,500 shares         $21.25              $3,665,625              $1,111

(1) Includes 22,500 shares subject to the Underwriters' over-allotment option.

(2) 1,725,000 shares were registered under Securities Act Registration Statement No. 333-20495, whereby a filing fee of $10,455 was previously paid with such earlier registration statement.

(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based on the average of the high and low prices reported on the Nasdaq National Market on February 13, 1997.
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Integrated Measurement
Systems, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-20495) which was declared effective by the Commission on February 13, 1997 relating to the offering of up to 1,500,000 shares of Common Stock of the Company plus up to 225,000 shares that may be sold pursuant to the Underwriters' over-allotment option.

                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on February 14, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than February 14, 1997.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beaverton, State of Oregon, on the 13th day of February, 1997.

                                      INTEGRATED MEASUREMENT SYSTEMS, INC.
                                      By:           /s/ KEITH L. BARNES

                                         ---------------------------------------
                                                     Keith L. Barnes
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed by the following persons in the capacities indicated on February 13, 1997.

                   SIGNATURE                                       TITLE
------------------------------------------------  ---------------------------------------
              /s/ KEITH L. BARNES
     --------------------------------------       President, Chief Executive Officer and
                Keith L. Barnes                    Director (Principal Executive Officer)

                /s/ SAR RAMADAN
     --------------------------------------       Chief Financial Officer (Principal
                  Sar Ramadan                      Financial and Accounting Officer)

                       *
     --------------------------------------       Chairman of the Board
               H. Raymond Bingham

                       *
     --------------------------------------       Director
                C. Scott Gibson

                       *
     --------------------------------------       Director
                 James M. Hurd

                       *
     --------------------------------------       Director
                James E. Solomon

* By:  /s/ KEITH L. BARNES
      -----------------------
        Keith L. Barnes
        Attorney-in-Fact
                                       3

                                 EXHIBIT INDEX


  EXHIBIT                                            DESCRIPTION
-----------  --------------------------------------------------------------------------------------------
       5.1   Opinion of Ater Wynne Hewitt Dodson & Skerritt as to the legality of the securities being registered..................................................................................
      23.1   Consent of Ater Wynne Hewitt Dodson & Skerritt (included in legal opinion filed as Exhibit
             5.1)........................................................................................
      23.2   Consent of Arthur Andersen LLP..............................................................
     *24.1   Powers of Attorney .........................................................................


  * Incorporated by reference to the Registration Statement on Form S-1 (File No. 333-20495) filed by Integrated Measurement Systems, Inc. on January 27, 1997.